SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1

                                       to

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 April 27, 1999

                            THE HAIN FOOD GROUP, INC
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-22818               22-3240619
(State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

          50 Charles Lindbergh Boulevard
          Uniondale, New York                                    11553
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (516) 237-6200



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Item 2.  Acquisition or Disposition of Assets.

     (a) On May 18, 1999, Hain Acquisition Corp., a Delaware corporation ("Hain Acquisition") and wholly-owned subsidiary of The Hain Food Group, Inc. ("Hain"), pursuant to the Agreement and Plan of Merger, dated April 6, 1999, by and among Hain, Hain Acquisition and Natural Nutrition Group, Inc. ("NNG") (the "Merger Agreement"), Hain Acquisition merged with and into NNG with NNG as the surviving corporation (the "Merger").

     As provided in the Merger Agreement,

          (1) each outstanding share of the common stock, par value $.01 per share, of NNG ("NNG Common Stock") was converted into the right to receive a combination of (i) cash and (ii) a 7% subordinated convertible note due 2004 (collectively, the "Notes");

          (2) each outstanding share of preferred stock was converted into the right to receive cash; and

          (3) certain options were converted into the right to receive a combination of cash and a Note and certain other options were converted into the right to receive cash.

     The Notes are convertible into shares of Hain common stock, par value $.01 per share ("Hain Common Stock"). The number of shares of Hain Common Stock to be issued upon conversion of each Note will be based upon the conversion price equal to the average of the closing prices of Hain Common Stock for the ten trading days prior to any conversion of that Note.

     Hain has filed a Registration Statement (the "Registration Statement") on Form S-3 to register up to 991,736 shares of Hain Common Stock to be issued to holders of the Notes upon their conversion.

     In connection with the Merger, Hain entered into a Credit Agreement with IBJ Whitehall Bank & Trust Company, as issuer and administrative agent for the lenders named therein, and Fleet Bank, N.A., as syndication agent (the "Credit Facility"). Under the Credit Facility, the term loan portion is $130 million and the revolving line of credit is $30.0 million.

     Hain funded the cash consideration paid to holders of NNG Common Stock through borrowings under the Credit Facility.

     (b) Assets constituting plant, equipment or other physical property acquired by Hain (through its wholly-owned subsidiary Hain Acquisition) in the Merger were used by NNG and its subsidiaries in manufacturing. At the present time, Hain intends to use these assets in the same manner in which they were used prior to the Merger.

Item 5.  Other Events.

     On May 19, 1999, Hain announced that it had consummated the Merger.

     Under the terms of the Merger Agreement, the purchase price consisted of $70 million in cash and a $10 million in Notes.

     A copy of a press release issued by Hain on May 19, 1999 is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of business acquired.

     The financial statements required by this Item will be filed by Hain by amendment to this Current Report on Form 8-K no later than August 2, 1999.

Pro forma financial information.

     The pro forma financial statements required by this Item will be filed by Hain by amendment to this Current Report on Form 8-K no later than August 2, 1999.


                                      -2-
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(c) Exhibits.

Exhibit No.     Description

(2.1)* Agreement and Plan of Merger by and among The Hain Food Group, Inc., Hain Acquisition Corp. and Natural Nutrition Group, Inc. dated April 6, 1999.

(4.1)*          Form of Note.

(20.1)          Press release dated May 19, 1999.

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*    Previously filed with the initial filing of our Current Report on Form 8-K filed on April 27, 1999 which was filed in connection with the filing of the Registration Statement relating to the Merger.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE HAIN FOOD GROUP, INC.


Dated:  June 1, 1999        By:  /s/ Gary M. Jacobs
                                 ---------------------------------------------
                                 Gary M. Jacobs
                                 Chief Financial Officer

                                  EXHIBIT INDEX


Number              Description

(2.1)* Agreement and Plan of Merger by and among The Hain Food Group, Inc., Hain
       Acquisition Corp. and Natural Nutrition Group, Inc. dated April 6, 1999

(4.1)* Form of Note.

20.1   Press release dated May 19, 1999.


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*    Previously filed with the initial filing of our Current Report on Form 8-K filed on April 27, 1999 which was filed in connection with the filing of the Registration Statement on Form S-3 relating to the Merger.